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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 13, 2000



                              EVENFLO COMPANY, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                    333-64893                    31-1360477
(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)



                   707 Crossroads Court, Vandalia, Ohio 45377
               (Address of principal executive offices, Zip Code)

                                 (937) 415-3300
              (Registrant's telephone number, including area code)

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                     EVENFLO COMPANY, INC. AND SUBSIDIARIES

Item 5            Other Events

                  In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Evenflo Company, Inc. (the "Company") is hereby filing cautionary statements identifying import factors that could cause the Company's actual results to differ materially from those contained in forward-looking statements of the Company made by or on behalf of the Company.

Item 7            Financial Statements and Exhibits

                  (c) The following is filed as an Exhibit to this Report

                      Exhibit No.      Description of Exhibit
                      99.1             Cautionary statement for purposes of the
                                       "Safe Harbor" provisions of the Private
                                       Securities Litigation Reform Act
                                       of 1995.


                                       1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EVENFLO COMPANY, INC. AND SUBSIDIARIES
                                        (Registrant)



Date: NOVEMBER 13, 2000                 /s/ RICHARD W. FRANK
      -----------------                 ----------------------------------------
                                        Richard W. Frank
                                        Chairman of the Board of Directors and
                                            Chief Executive Officer



Date: NOVEMBER 13, 2000                 /s/ DARYLE A. LOVETT
      -----------------                 ----------------------------------------
                                        Daryle A. Lovett
                                        Executive Vice President Finance and
                                            Chief Financial Officer


                                       2.